INTERNATIONAL GAME EXHIBIT B-2

                    COMPETITIVE BID NOTE

                                        May 22, 1997
                                        New York, New York

          FOR VALUE RECEIVED, the undersigned, INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Borrower"),
hereby  promises  to  pay  to  the  order  of           (the
"Lender"), the outstanding principal balance of the Lender's Competitive Bid Loans at the time or times provided in the Credit Agreement, dated as of May 22, 1997 by and among the Borrower, The Bank of New York, as administrative agent (the "Administrative Agent") and as the Issuing Bank, Wells Fargo Bank, National Association, as Documentation Agent, CIBC Inc., Credit Lyonnais Los Angeles Branch, Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, KeyBank National Association and United States National Bank of Oregon, as Co-Agents, and the lenders party thereto (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), and to pay interest from the date hereof on the principal balance thereof from time to time outstanding, at the rate or rates, and at the times, set forth in the Credit Agreement, in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

           Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            The maturity of the Competitive Bid Loans evidenced by this Competitive Bid Note is subject to acceleration upon the terms set forth in the Credit
Agreement. This Competitive Bid Note is one of the Competitive Bid Notes under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof, and is entitled to the benefits and security set forth in the Loan Documents.

           The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, the (i) date and amount of each Competitive Bid Loan made by the Lender, (ii) interest rate and Competitive Interest Period applicable thereto and
(iii) date and amount each repayment of the principal of any such Competitive Bid Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrower to repay the Competitive Bid Loans, together with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Competitive Bid Loans made by the Lender as set forth in such schedule shall be presumed to be correct absent manifest error.

           Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Competitive Bid Note.

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           This Competitive Bid Note may only be amended  by
an instrument in writing executed pursuant to the provisions of Section 11.1 of the Credit Agreement.

           THIS COMPETITIVE BID NOTE SHALL BE GOVERNED BY,A ND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, BUT INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                            INTERNATIONAL GAME TECHNOLOGY

                            By:
                            Name:
                            Title:

                            By:
                            Name:
                            Title:

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                         SCHEDULE TO
                     COMPETITVE BID NOTE



                                            Amount of
            Amount of                       Principal
            Competitive  Interest   Bid     Payment or    Notation
Date        Bid Loan     Period     Rate    Prepayment    Made by